Ex. 99.10

UBS Financial Services Inc.
LI
Terms and Conditions
For Irrevocable Standby Letter of Credit

Letter of Credit A/C	Branch	Account Number	Broker

Guarantor A/C	Branch	Account Number	Broker

Guarantor A/C	Branch	Account Number	Broker
§1. Introduction.
(a)	Agreement and Credit. The Application and this Agreement (this “Agreement”) govern the Credit we may issue for your account as requested in the Application included with this Agreement and, unless and to the extent otherwise agreed, any amendment or modification to the Credit.
(b)	Definitions. “I”, “me” and “my” mean the person who signs as Applicant on this Agreement; “you”, “your” or “UBS Financial Services” mean UBS FINANCIAL SERVICES INC., and any successor to, and any individual, partnership, or corporation acting as nominee or agent for UBS FINANCIAL SERVICES INC.; “Credit” is defined in this Agreement and, unless and to the extent otherwise agreed, the term also means any amendment or modification thereto; “Account” means my account(s) with you; “Account Documents” means my account agreement(s) with you (whether captioned “Client’s Agreement” or otherwise) which governs my Account, together with any related agreement, other document or requirement relating to the Account or to its operation or to any loan, debt, lien or security interest under or with respect to the Account; “Collateral” is defined in § 3; “Obligations” means any obligation or liability I have to you arising under or in connection with this Agreement or the Credit; “Institution” means any advising bank, confirming bank or other entity involved in advising, confirming, negotiating or dealing with the Credit other than you, myself or the beneficiary of the Credit; “Event of Default” is defined in § 4; and “Applicant Jurisdiction” means the country named in the Application as my address.

Terms defined in the Account Documents have their defined meanings when used in this Agreement unless they are defined differently in this Agreement. This Agreement is subject to the terms and conditions of the Account Documents, which are incorporated in and made a part of this Agreement by reference except as expressly otherwise provided in this Agreement. If there is any conflict or inconsistency between this Agreement and the Account Documents, this Agreement controls.
§2. Payment Terms.
(a)	Payments. I agree to pay to you on demand in United States dollars in the manner and at the place provided in the Account Documents:
(i)	as reimbursement for any amounts you pay for or in respect of drawings under the Credit, the amount paid;

(ii)	such commission for the issuance of the Credit and such other fees at such rate or in such amount as you determine;

(iii)	all claims, damages, losses, liabilities, costs and out-of-pocket expenses incurred by or made against you or any Institution in connection with the administration or enforcement of this Agreement, or the issuance, maintenance or past or prospective payment or non-payment of the Credit, including, without limitation, any related transfer, stamp, documentary or other similar taxes, assessments or charges, or in connection with any arbitral, judicial or administrative action or proceeding in connection with any of the foregoing, and fees and disbursements of counsel in connection therewith; and

(iv)	interest on any unpaid loans deemed to be made under subsection 2(b) below at the rate and terms applicable to the Account under the Account Documents.
(b)	Charge to Account and Loans. You may charge my Account for any and all amounts I owe you. Until you demand payment, any amounts I owe you will be deemed to be loans or advances under the Account Documents payable on your demand.
(c)	Taxes. I will make all payments free and clear of and without deduction for any present or future foreign taxes, levies, imposts, deductions, charges, withholdings and all liabilities with respect thereto.
(d)	Increased costs. If any change in law or regulation or in their judicial or governmental interpretation or application imposes on or modifies or increases with respect to you any net capital reserve, insurance premium, assessment, special deposit or similar requirement or any other condition in connection with letters of credit you issue with the effect of increasing your cost of issuing or maintaining the Credit, I will pay you on demand the amount of such increased cost. Any such increased cost will be the result of your reasonable allocation of the aggregate of such costs in connection with letters of credit you issue and your certificate to me as to its amount shall be conclusive, absent manifest error.
(e)	Continuing Obligations. I agree that my Obligations shall continue until they are fully and finally satisfied. In furtherance and not in limitation of the foregoing, I understand and agree that I shall not be entitled to the release of, and you shall not be obligated to release, any Collateral until the latest of (i) the period ending fifteen (15) calendar days after the final expiry of the Credit; (ii) in the event of any arbitral, judicial or administrative suit, action or proceeding arising out of or in connection with this Agreement or the Credit, whether solely between you and me or involving third parties and regardless of by whom brought or commenced, the conclusion of such suit, action or proceeding and the satisfaction of all of my related obligations and liabilities (if any); and (iii) in any event, your determination in your sole judgment and discretion that the Obligations have been fully and finally satisfied.
§3. Collateral and Credit Maintenance Information.
(a)	Collateral. I acknowledge and agree that the pledge, lien and security interest that I have granted to you pursuant to the Account Documents and incorporated by reference herein pursuant to § 1 hereof shall secure my Obligations. For this purpose (i) references to “obligations” and “indebtedness” in the Account Documents shall be deemed to include my Obligations and (ii) the Property subject to such pledge, lien and security interest shall include, without limitation, all Property in your actual or constructive possession or control together with any and all proceeds of such Property (collectively the “Collateral”) and (iii) as provided in the Account Documents any or all Collateral may be pledged and

UBS Financial Services Inc.
repledged, hypothecated and rehypothecated. I agree to execute any documents which you request to evidence, perfect, and maintain such pledge, lien and security interest and I irrevocably authorize and appoint you to act as my agent and attorney-in-fact to execute such documents in my name, with or without designation of your authority. I acknowledge that I shall be obligated in respect of such documentation as if I executed it myself.

(b)	Credit Maintenance. I agree that the following margin requirements must be met and maintained for collateral that is not U.S. Government or Direct Agency Debt; (1) Diversification. The market value of any one issue of securities shall not exceed 25% of the total market value in my account (2) Rating. All equity securities must be rated by S&P B or better. All debt securities must be rated by S&P BBB or better or by Moody’s Baa or better; (3) Liquidity. All equity securities must have, in your sole judgment, sufficient trading volume in relation to the number of shares outstanding. The original issue of any debt security must be at least $30,000,000.
§4. Events of Default.
(a)	It will be an Event of Default if (i) I default in the punctual payment of any sum payable upon the Obligations or fail to perform any other agreement entered into with you or another; or (ii) if any of the following happens in any jurisdiction under any law with respect either to me or any guarantor of the Obligations: the commencement of any voluntary or involuntary proceedings for bankruptcy, reorganization, dissolution, or liquidation; suspension or liquidation of my or their usual business; insolvency; application for, or appointment of, a conservator, rehabilitator, or receiver of me or them or my or their property; attachment or levy upon any of their or my property (including, without limitation, my Account) by any person or entity; death; termination of existence; offering a composition or extension to creditors; assignment for the benefit of creditors; the making or sending notice of an intended bulk transfer; making any misrepresentation to you for the purpose of obtaining credit; or, in your opinion, impairment of my or their financial responsibility.
(b)	If there is an Event of Default, all the Obligations, although contingent and not mature, shall, without notice or demand, be immediately due and payable.
§5. Commercial Practices.
(a)	The Credit. Neither you nor any Institution nor any of your or their officers, directors or employees shall be liable or responsible for, and my Obligations shall not in any manner be affected by: (i) the use which may be made of the Credit or the proceeds thereof by the beneficiary or any other person; (ii) the form, validity, accuracy, sufficiency, legal effect, or genuineness of documents other than the Credit, even if such documents should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent, or forged; (iii) failure of any draft or claim to bear any reference or adequate reference to the Credit: (iv) omissions, interruptions, or delays in transmission or delivery of any message by mail or teletransmission; (v) any act, error, default, omission, or failure in business of any Institution or any consequences arising from causes beyond your control; (vi) any payment against presentation of drafts, claims, documents or required statements which do not strictly comply with the terms of the Credit provided such drafts, claims, documents, or required statements substantially comply with the terms of the Credit; or (vii) any other circumstances whatsoever in making or failing to make payment under the Credit. In furtherance and not in limitation of the foregoing, you may accept documents that appear on their face to be in order without responsibility for further investigation, regardless of any notice or information to the contrary. You shall have sole discretion to decide whether to pay against drafts, claims, documents, or required statements which substantially comply with the terms of the Credit.

(b)	Claims and Assigns. You are authorized to accept an authenticated teletransmission claim from the beneficiary of the Credit containing any required statement(s) in lieu of any required draft and any required signed statement(s). Unless the Credit expressly provides to the contrary, I agree that you may pay or pay against, as complying with the terms of the Credit, any draft, statement or other document otherwise in order, or which substantially complies with the terms of the Credit, even if such draft, statement, or other document purports to be signed or issued by an administrator, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, successor, legal representative, or any other party succeeding de facto or de jure to the powers, rights, or privileges of the party who is authorized under the Credit to draw or issue any drafts, claims, required statements or other documents.

(c)	Authorization. You and any Institution may act in reliance upon any oral, written, or teletransmitted request or notice you or they, as the case may be, believe in good faith that I have authorized, whether or not given or signed by me.

(d)	Liability. Neither you nor any Institution nor your or their officer, directors or employees shall under any circumstances for any reason have any liability to me for any consequential damages arising out of any act or omission or performance or nonperformance with respect to this Agreement or the Credit.
§6. Miscellaneous.
(a)	Notices. Notices or other communications with respect to this Agreement or the Credit shall be given and shall be effective as provided in the Account Documents.

(b)	Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflicts of laws rules. Your rights and obligations under the Credit shall be governed by either (i) the Uniform Customs and Practice for Documentary Credits (2007 Revision) ICC Publication No. 600, or (ii) the International Standby Practices (ISP98) ICC Publication No. 590, as set forth in the Credit, and to the extent not inconsistent therewith, the law of the State of New York, including Article 5 of the New York Uniform Commercial Code. In the event the Credit is governed by the Uniform Customs and Practice for Documentary Credits (2007 Revision) ICC Publication No. 600, I agree that Article 14(d) therein shall be excluded and be of no force or effect. Any provision hereof which may prove unenforceable under any law shall not affect the validity of any other provision hereof.

(c)	No Waiver. No failure on your part to exercise, and no delay in exercising, any right, power or privilege under this Agreement, nor any course of dealing with respect to any of the same, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, power or privilege. No notice to or demand on me shall entitle me to any other or further notice or demand in the same, similar or other circumstances. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(d)	Modification, Amendment, Waiver, Etc. The provisions of this Agreement may be amended, modified or waived only by an instrument or instruments in writing signed by me and you, except that a waiver need be signed only by the party intended to be bound.

(e)	Successors and Assigns. This Agreement shall be binding upon me and my heirs, estate, executors, administrators, successors and assigns, and shall inure to the benefit of you and your successors and assigns and each subsequent holder of the Obligations. I may not delegate or transfer any of my Obligations hereunder without your prior consent. You may assign any or all of your rights and powers under this Agreement, with any or all of the Obligations, and, in the event of such assignment, the assignee shall have the same rights and remedies as if originally named in this Agreement in your place.

(f)	Headings. The section and subsection headings used in this Agreement have been inserted for convenience of reference only. They do not constitute matters to be considered in interpreting this Agreement.

(g)	No Arbitration; Jurisdiction and Service of Process; Waiver of Jury Trial.

(i)	THE PROVISIONS OF §1 NOTWITHSTANDING, THE PROVISIONS FOR ARBITRATION CONTAINED IN THE ACCOUNT DOCUMENTS SHALL NOT APPLY IN ANY MANNER TO ANY CONTROVERSIES WHICH MAY ARISE

UBS Financial Services Inc.
BETWEEN YOU AND ME CONCERNING THIS AGREEMENT OR THE CREDIT OR ANY MATTERS RELATED THERETO.
Nothing in the next preceding sentence shall impair or otherwise in any way affect the provisions for arbitration under the Account Documents as to matters other than those referred to in the next preceding sentence.
(ii)	I agree that any suit, action or proceeding against me with respect to this Agreement or on any judgment entered by any court with respect to this Agreement may be brought in the Supreme Court of the State of New York, County of New York, in the United States District Court for the Southern District of New York or in the courts of the Applicant Jurisdiction, as you may elect in your sole discretion. I submit to the non-exclusive jurisdiction of such courts for the purpose of any such suit, action, proceeding or judgment. I further irrevocably consent to the service of process in any such suit, action or proceeding in said courts by your mailing the same by registered or certified mail, postage prepaid, to me addressed as provided in subsection 6(a). Nothing herein shall in any way be deemed to limit your ability to make such service in any other manner permitted by applicable law or to obtain jurisdiction over me in such other jurisdictions, and in such manner, as may be permitted by applicable law.

(iii)	I irrevocably waive any objection which I may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in the Supreme Court of the State of New York, County of New York or the United States District Court for the Southern District of New York. I further irrevocably waive any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

(iv)	I hereby irrevocably waive any and all right to a trial by jury in any such suit, action or proceeding and any right to assert or bring a counterclaim or cross-claim in any such suit, action or proceeding.

(h)	Commercial Obligations and immunity. I represent and warrant to you that I am subject to civil and commercial law with respect to my Obligations, and that my making and performing this Agreement is a private and commercial act, not a governmental or public act, and that neither I nor any of my revenues or properties has any right of immunity (whether sovereign, diplomatic or otherwise) from legal proceedings, process or remedies with respect to my Obligations under any applicable law. I irrevocably waive and agree not to claim any such immunities to which I might now or hereafter be entitled or which may be attributed to me.
I hereby acknowledge and agree that I have received a copy of this Terms and Conditions for irrevocable Standby Letter of Credit, have reviewed it, and will be bound by its terms,
I hereby further acknowledge that I have received a copy of, read and understand the issues discussed in the UBS Financial Services Loan Disclosure Statement which details, among other things, the risks of borrowing funds secured by my Account.

Authorized Signature	Date

/s/ Keh-Shew Lu	March 28, 2008
Authorized Signature	Date
©2007 UBS Financial Services Inc. All Rights Reserved. Member SIPC.